SHAREHOLDERS AGREEMENT

This Shareholders Agreement (this "Agreement") is dated as of __________ "by and among MoveMoney.com, Inc., a Texas corporation (the "Company"), and the shareholders of the Company identified on the signature pages hereto, together with any transferees of their shares of Company common stock, par value $0.001 per share ("Common Stock"), and any other holders of Common Stock that agree to be bound by the terms hereof (the "Shareholders").

WHEREAS, the Shareholders own shares of the Company's Common Stock and desire to place certain restrictions on the transfer and voting of the Common Stock and to enter into certain other agreements with respect to the management of the Company;

NOW, THEREFORE, the parties hereto agree as follows:

1. Definitions. In addition to the definitions that appear elsewhere in the Agreement, the following terms have the meanings specified:

"Affiliate" of a Shareholder means a corporation, partnership or other entity whose equity securities and voting rights are owned 100% (directly or indirectly) by such Shareholder, such Shareholder's spouse or immediate family or a trust entirely for the benefit of one of the foregoing entities or individuals.

"Fair Market Value" means fair market value, as determined by agreement between all parties to a purchase and sale transaction for which determination of Fair Market Value is required (an "Appraisal Transaction"); provided that if the parties to an Appraisal Transaction cannot agree on the fair market value after 15 days, then such fair market value will be determined by an independent appraiser, accountant or investment bank knowledgeable in the Company's field of business (the "Appraiser") acceptable to all such parties. If the parties cannot agree on an Appraiser, then all Persons buying in the Appraisal Transaction (acting as a group) will select one independent appraiser, accountant or investment bank and all Persons selling in the Appraisal Transaction (acting as a group) will select one independent appraiser, accountant or investment bank, and the two appraisers, accountants or investment banks will select the Appraiser. The Appraiser's appraisal of the fair market value will be conclusive and binding on all parties to the Appraisal Transaction. The costs of the Appraiser will be borne fifty percent by all of the buyers in the Appraisal Transaction and fifty percent by all of the sellers in the Appraisal Transaction, in each case based on their pro rata participation in the Appraisal Transaction. Decisions by a group of Shareholders that are parties to an Appraisal Transaction may be made by the holders of a majority of the Pro Rata Shares represented by such group of Shareholders.

"Interested Party" means each Person who, as a result of an Involuntary Transfer, has an interest in Common Stock previously owned by a Shareholder, including (as applicable) the affected Shareholder's estate, personal representative, spouse or successor.

"Involuntary Transfer" means any transfer of Common Stock owned by a Shareholder that results from (a) the attachment, sequestration, garnishment or other similar  involuntary transfer resulting from a bankruptcy or similar proceeding affecting such Shareholder; (b) the death or involuntary dissolution of such Shareholder; or (c) a Marital Relationship Transfer.

"Marital Relationship Transfer" means the divorce of a Shareholder or the death of a Shareholder's spouse under circumstances in which such Shareholder does not succeed to the spouse's interest (if any) in any Common Stock.

"Person" means any individual, corporation, partnership, limited liability company, trust or other entity.

"Pro Rata Share" means, with respect to a Shareholder, the percentage of all outstanding Common Stock of the Company owned by such Shareholder. If a group of Shareholders is entitled to purchase or sell Common Stock based on their respective Pro Rata Shares, then, if some Shareholders in the group choose not to purchase or sell the full amount to which they are entitled, the remaining Shareholders in the group may, in the case of a purchase, purchase shares of Common Stock in proportion to the respective Pro Rata Shares of the Shareholders who choose to purchase, and may, in the case of a sale, sell shares in proportion to the respective Pro Rata Shares of the Shareholders who choose to sell.

"Voluntary Transfer" means any sale, pledge or other transfer of Common Stock by a Shareholder, except (a) a transfer to such Shareholder's spouse or immediate family or a trust entirely for the benefit of such Shareholder or his spouse or immediate family, but only if and for so long as such Shareholder retains all voting rights with respect to such Common Stock; (b) a transfer to an Affiliate of such Shareholder, but only if and for so long as such Shareholder retains all voting rights with respect to such Common Stock and such transferee continues to be an Affiliate of such Shareholder; and (c) an Involuntary Transfer. If a transfer is effected pursuant to clause (a) of the preceding sentence, and the Shareholder loses its voting rights, or if a transfer is effected pursuant to clause (b) of the preceding sentence, and the Shareholder loses its voting rights or the transferee ceases to be an Affiliate of such Shareholder, then an Involuntary Transfer will be deemed to have occurred.

2. Voluntary Transfers. If any Shareholder or group of Shareholders (the "Selling Shareholder") intends to effect a Voluntary Transfer of Common Stock, the Selling Shareholder must first comply with the following provisions:

(a) Notice of Sale. The Selling Shareholder will deliver a written notice (the "Notice of Sale") to the Company describing the proposed Voluntary Transfer. The Notice of Sale will include (i) a statement of the Selling Shareholder's bona fide intention to sell or transfer Common Stock; (ii) the name and address of the proposed transferee (the "Buyer"); (iii) the number of shares of Common Stock to be sold or transferred (the "Offered Shares"); (iv) the per share purchase price, which must be in cash; and (v) the other terms and conditions of the proposed sale.

(b) Company's Option. The Notice of Sale will constitute an irrevocable offer by the Selling Shareholder to sell to the Company all or any portion of the Offered Shares on the same per share terms and conditions stated in the Notice of Sale. The Company may elect to accept such offer in whole or in part only by delivering to the Selling Shareholder written notice of its irrevocable election to accept such offer within 30 business days after delivery of the Notice of Sale. If the Company does not elect to purchase all of the Offered Shares within such option period, then the Selling Shareholder will be free to sell or transfer all of the remaining Offered Shares to the Buyer on the same terms set forth in the Notice of Sale, within 60 days after the expiration of the Company's option period. If the sale to the Buyer is not so consummated, the terms of this Section 2 will again be applicable to any Voluntary Transfer of Common Stock by such Selling Shareholder. Notwithstanding the foregoing, any Selling Shareholder or designee thereof that is a member of the Company's Board of Directors will abstain from voting on the proposed purchase of the Offered Shares by the Company.

(c) Closing. If the Company elects to purchase Offered Shares pursuant to Section 2(b), the closing of the purchase and sale will occur on the 60th day following expiration of the Company's option pursuant to Section 2(b) (or such earlier date as may be agreed among the purchasing and selling parties). At such closing, the purchasers will deliver (by wire transfer or cashier's check, or as otherwise specified in the Notice of Sale) the consideration payable to the order of the Selling Shareholder, against delivery by the Selling Shareholder of certificates evidencing the Offered Shares being so purchased, free and clear of all liens, claims and encumbrances (other than this Agreement) and endorsed in good form for transfer.

3. Involuntary Transfers. Upon any Involuntary Transfer of Common Stock affecting a Shareholder (the "Former Shareholder"), each Interested Party will comply with the following provisions:

(a) Notice of Involuntary Transfer. The Interested Party will deliver a written notice (the "Notice of Involuntary Transfer") to the Company and, in the case of a Marital Relationship Transfer, to the Former Shareholder no later than 30 days after such Involuntary Transfer. The Notice of Involuntary Transfer will include (i) a description of the circumstances resulting in the Involuntary Transfer; (ii) the name and address of each Interested Party; and (iii) the number of shares of Common Stock subject to such Involuntary Transfer.

(b) Former Shareholder's Option. In the case of a Marital Relationship Transfer, the Notice of Involuntary Transfer will constitute an irrevocable offer by the Interested Party to sell to the Former Shareholder, at Fair Market Value, all or any portion of the Common Stock that was subject to the Marital Relationship Transfer. The Former Shareholder may elect to accept such offer in whole or in part only by delivering to the Interested Party and the Company written notice of its irrevocable election to accept such offer within 30 business days after delivery of the Notice of Involuntary Transfer. If the Former Shareholder does not accept such offer within such 30 business day period with respect to all of the Common Stock subject to the Marital Relationship Transfer, then the Company will have the option, pursuant to Section 3(c) to purchase any remaining Common Stock.

(c) Company's Option. The Notice of Involuntary Transfer will constitute an irrevocable offer by the Interested Party to sell to the Company, at Fair Market Value, all or any portion of the Common Stock subject to the Involuntary Transfer that is not purchased by the Former Shareholder pursuant to Section 3(b). The Company may elect to accept such offer in whole or in part only by delivering to the Interested Party written notice of its irrevocable election to accept such offer within 60 days after delivery of the Notice of Involuntary Transfer (or, if applicable, after the expiration of any options under Section 3(b)). Notwithstanding the foregoing, any Former Shareholder or Interested Party or designee thereof that is a member of the Company's Board of Directors will abstain from voting on the proposed purchase of such Common Stock by the Company.

(d) Closing. If the Former Shareholder or the Company elects to purchase Common Stock pursuant to this Section 3, the closing of the purchase and sale will occur on the 120th day following delivery of the Notice of Involuntary Transfer (or such earlier date as may be agreed among the purchasing and selling parties). At such closing, the purchasers will deliver by wire transfer or cashier's check the consideration payable to the order of the Interested Party, against delivery by the Interested Party of certificates evidencing the Common Stock being so purchased, free and clear of all liens, claims and encumbrances (other than this Agreement) and endorsed in good form for transfer.

4. Market Stand-Off Agreement. Each Shareholder hereby agrees, for a period of 180 days following the effective date of the first registration statement of the Company covering Common Stock (or other securities) to be sold on behalf of the Company in an underwritten public offering (or for such other period as may be agreed to by the managing underwriter or underwriters of such offering and the Company), not to sell or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any Common Stock beneficially held by such Shareholder at any time during such period except Common Stock included in such registration; provided, however, that all officers and directors of the Company who hold securities of the Company and all other Persons who beneficially hold at least five percent of the outstanding Common Stock enter into similar agreements. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Common Stock of each Shareholder (and the shares or securities of every other Person subject to the foregoing restriction) until the end of such period.

5. Addendum Agreement. No sale, pledge or other transfer of Common Stock by a Shareholder, whether voluntary or involuntary, will be valid or effective (a) unless effected in compliance with the terms of this Agreement and (b) until the transferee executes an addendum agreement substantially in the form of Exhibit A hereto (an "Addendum Agreement"), agreeing to be bound by the terms and conditions of this Agreement applicable to a Shareholder. The Company will not issue or sell any Common Stock unless the purchaser executes an Addendum Agreement.

6. Transfer Restriction Legends. Each Shareholder hereby agrees with the Company that each certificate representing Common Stock will bear substantially the following legend:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER, VOTING AGREEMENTS AND OTHER PROVISIONS SET FORTH IN A SHAREHOLDERS AGREEMENT AMONG MOVEMONEY.COM, INC. (THE "COMPANY") AND ITS SHAREHOLDERS, A COPY OF WHICH MAY BE INSPECTED AT THE COMPANY'S PRINCIPAL OFFICE."

In addition, the Common Stock may not be sold, pledged or otherwise transferred in the absence of an effective registration statement pertaining thereto under the Securities Act of 1933, as amended, and all applicable regulations promulgated thereunder (the "Federal Act"), and under any applicable state securities laws and all applicable regulations promulgated thereunder (the "State Acts"), or an exemption from the registration requirements of the Federal Act and all applicable State Acts. Each certificate representing Common Stock will also bear substantially the following legend until such restriction is no longer required by law:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR DOCUMENT HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE FEDERAL SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. WITHOUT SUCH REGISTRATION, SUCH SECURITIES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED, EXCEPT UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER OR THE SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO THE COMPANY TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS OR ANY RULE OR REGULATION PROMULGATED THEREUNDER."

7.        Miscellaneous

(a) Termination of Agreement. This Agreement will terminate upon the closing of an underwritten public offering of the Company's Common Stock. This Agreement also may be terminated or otherwise amended by written agreement among the Company and Shareholders having a combined Pro Rata Share of at least 66 2/3%.

(b) Notices. All notices and other communications hereunder must be in writing and will be deemed to have been duly given when delivered personally or sent by overnight delivery service or facsimile transmission or five days after being mailed by certified mail (return receipt requested) (i) to the Company at its principal executive offices or (ii) to a Shareholder at his address in the records of the Company.

(c) Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any applicable law, then provision will be deemed to be modified to the extent necessary to render it legal, valid and enforceable, and if no such modification will render it legal, valid and enforceable, then this Agreement will be construed as if not containing the provision held to be illegal, invalid or unenforceable, and the rights and obligations of the parties will be construed and enforced accordingly.

(d) CHOICE OF LAW. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAW, AND NOT THE LAW OF CONFLICTS, OF THE STATE OF TEXAS.

 (e) Counterparts. This Agreement may be executed in any number of counterparts, and all such counterparts will be deemed an original, will be construed together and will constitute one and the same instrument.

(f) Complete Agreement. This Agreement embodies the complete agreement and understanding among the parties with respect to the subject matter hereof and supersedes and preempts any prior written, or prior or contemporaneous oral, understandings, agreements or representations by or among any of the parties that may have related to the subject matter hereof in any way.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.

MOVEMONEY.COM, INC.

By:      __________________ Name: Balamani S. Vishwanath Title:   President

SIGNATURE PAGE TO SHAREHOLDERS AGREEMENT

The undersigned hereby executes this counterpart signature page of the Shareholders Agreement, dated as of _____________, among MoveMoney.com, Inc., a Texas corporation (the "Company"), and certain Shareholders of the Company. If the undersigned is a married individual, the undersigned's spouse has executed a Spousal Consent in the form attached.

Individual:

(signature) Corporation or Trust:

(name of entity)

By:

Name:

Title:

Partnership:

(name of partnership)

(name of general partner)

By:     __________ Name:;__________

Title:

SPOUSAL CONSENT

I acknowledge that I have read the foregoing Shareholders Agreement, dated as of ____________, among MoveMoney.com, Inc., a Texas corporation (the "Company"), and certain Shareholders of the Company, that I know its contents, that I consent thereto and that I agree to be bound by its terms. I am aware that by its terms, among other things, my spouse agrees to sell certain of his/her shares of the capital stock of the Company, including my community property or other interest therein (if any), upon his/her death and upon certain other events and that transfer of such shares is otherwise restricted. I hereby consent to such sale and to such restrictions, approve of the provisions of the Shareholders Agreement, and agree that if I pre-decease my spouse, the successors of my community property or other interest (if any) in such shares will hold such shares subject to the provisions of the Shareholders Agreement. I am also aware of, and hereby consent to, the rights granted to my spouse and the other parties to the Shareholders Agreement to purchase any shares of the Company's capital stock that I may acquire by virtue of an Involuntary Transfer (as defined in the Shareholders Agreement), including without limitation any shares that may be awarded or distributed to me in any dissolution, divorce, legal separation or other similar proceeding.

Dated:

Name of Spouse:

Exhibit A

ADDENDUM TO SHAREHOLDERS AGREEMENT

Reference is made to the Shareholders Agreement, dated as of _______________, among MoveMoney.com, Inc., a Texas corporation (the "Company"), and Shareholders of the Company identified therein (the "Agreement"). Capitalized terms used herein have the meanings assigned to such terms in the Agreement.

The undersigned hereby agrees to become a party to the Agreement and to be bound by and to observe and perform all obligations of a "Shareholder" thereunder with respect to all Company capital stock now owned or hereafter acquired by the undersigned. If the undersigned is a natural person who is married, the spouse of the undersigned has also executed this Addendum in the space provided below.

This Addendum will be attached to and become part of the Agreement and will be binding upon and inure to the benefit of the Company and each other Shareholder.

SHAREHOLDER:

Name:

Date:

I acknowledge that I have read the foregoing Addendum and the Shareholders Agreement of the Company, that I know its contents, that I consent thereto and that I agree to be bound by its terms. I am aware that by its terms, among other things, my spouse agrees to sell certain of his/her shares of the capital stock of the Company, including my community property or other interest therein (if any), upon his/her death and upon certain other events and that transfer of such shares is otherwise restricted. I hereby consent to such sale and to such restrictions, approve of the provisions of the Shareholders Agreement, and agree that if I pre-decease my spouse, the successors of my community property or other interest (if any) in such shares will hold such shares subject to the provisions of the Shareholders Agreement. I am also aware of, and hereby consent to, the rights granted to my spouse and the other parties to the Shareholders Agreement to purchase any shares of the Company's capital stock that I may acquire by virtue of an Involuntary Transfer (as defined in the Shareholders Agreement), including without limitation any shares that may be awarded or distributed to me in any dissolution, divorce, legal separation or other similar proceeding.

Name of Spouse:

SCHEDULE OF STOCKHOLDERS (AUGUST 31, 1999 – JUNE 1, 2000)

Michael and Connie Eshelman Family Limited Partnership

Richard Doyle

Gary Larsen

Veronica Gonzales

Maria Larsen

Vivienne B. Moran

Carl Galant

Amir Borazjani

Burns Family Partnership

Sherry Hartgrove

Robert Adrian

Harold Adrian

Carolyn Adrian

Ronald V. Mylius

Robert J. Mahoney Jr.

Craig J. Wall

Christian McColgan

David Womack

Robert Cave

Bala Vishwanath

Ravikanth Ganesan

Sanjay Lall

Seges Consultants, Inc.